SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): October 31, 2007
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CHURCH & DWIGHT CO., INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 North Harrison Street, Princeton, New Jersey	08543
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 683-5900
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On October 31, 2007, the Board of Directors of Church & Dwight Co., Inc. (the “Company”) approved amendments to its By-Laws, effective on the same date, to permit the issuance and transfer of certificated and uncertificated shares of capital stock.  Such amendments are necessary for the Company to comply with new rules enacted by the New York Stock Exchange, which require listed companies to be eligible to participate in the Direct Registration System of the Depository Trust & Clearing Corporation no later than January 1, 2008.

The Company’s prior By-Laws were filed with the Securities and Exchange Commission on September 19, 2003 as Exhibit 3.1 on Form 8-K.  The Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
3.1	Amended and Restated By-Laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date:	November 5, 2007	By:	/s/ Matthew T. Farrell
		Name:	Matthew T. Farrell
		Title:	Executive Vice President Finance and Chief Financial Officer